THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO BALANCED FUND, INC., BUFFALO HIGH YIELD FUND, INC.,
BUFFALO LARGE CAP FUND, INC., AND BUFFALO USA GLOBAL FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS OF BUFFALO BALANCED FUND, INC., BUFFALO HIGH YIELD FUND, INC., BUFFALO LARGE CAP FUND, INC., AND BUFFALO USA GLOBAL FUND, INC.

FUND NAME PRINTS HERE
The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Directors of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust	FOR ☐	AGAINST ☐	WITHOLD ☐

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                      (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                   (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                                 (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Diversification	☐	☐	☐
Proposal 3B: Investments in Real Estate	☐	☐	☐
Proposal 3C: Underwriting	☐	☐	☐
Proposal 3D: Loans to Fund Affiliates	☐	☐	☐
Proposal 3E: Making Loans	☐	☐	☐
Proposal 3F: Investments for the Purpose of Exercising Control	☐	☐	☐
Proposal 3G Margin Purchases and Short Selling:	☐	☐	☐
Proposal 3H: Investments in Other Investment Companies	☐	☐	☐
Proposal 3I: Investments in Companies with Less than 3 Years Operation	☐	☐	☐
Proposal 3J: Transactions with Interested Parties	☐	☐	☐
Proposal 3K: Borrowing and Senior Securities	☐	☐	☐
Proposal 3L: Assumption of the Liability of Others	☐	☐	☐
Proposal 3M: Investments in Securities with Unlimited Liability	☐	☐	☐
Proposal 3N: Concentration	☐	☐	☐
Proposal 3O: Physical Commodities and Derivatives	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proprosal.

	FOR	AGAINST	ABSTAIN
Proposal 4: The redesignation of investment objectives as non-fundamental.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5: The redesignation of investment policies and strategies as non-fundamental.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO SMALL CAP FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BUFFALO SMALL CAP FUND, INC.

BUFFALO SMALL CAP FUND, INC.

The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Directors of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust	FOR ☐	AGAINST ☐	WITHOLD ☐

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                      (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                   (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                                 (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Diversification	☐	☐	☐
Proposal 3B: Investments in Real Estate	☐	☐	☐
Proposal 3C: Underwriting	☐	☐	☐
Proposal 3D: Making Loans	☐	☐	☐
Proposal 3E Margin Purchases and Short Selling:	☐	☐	☐
Proposal 3F: Borrowing and Senior Securities	☐	☐	☐
Proposal 3G: Concentration	☐	☐	☐
Proposal 3H: Physical Commodities and Derivatives	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proprosal.

	FOR	AGAINST	ABSTAIN
Proposal 4: The redesignation of investment objectives as non-fundamental.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5: The redesignation of investment policies and strategies as non-fundamental.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO MID CAP FUND AND  BUFFALO SCIENCE & TECHNOLOGY FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF BUFFALO MID CAP FUND AND  BUFFALO SCIENCE & TECHNOLOGY FUND

FUND NAME PRINTS HERE
The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                     (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                  (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                                (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Diversification	☐	☐	☐
Proposal 3B: Concentration	☐	☐	☐
Proposal 3C: Borrowing and Senior Securities	☐	☐	☐
Proposal 3D: Underwriting	☐	☐	☐
Proposal 3E: Investments in Real Estate	☐	☐	☐
Proposal 3F: Physical Commodities and Derivatives	☐	☐	☐
Proposal 3G: Making Loans:	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proprosal.

	FOR	AGAINST	ABSTAIN
Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO MICRO CAP FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BUFFALO MICRO CAP FUND

BUFFALO MICRO CAP FUND
The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                    (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                 (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                               (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Diversification	☐	☐	☐
Proposal 3B: Investments in Real Estate	☐	☐	☐
Proposal 3C: Underwriting	☐	☐	☐
Proposal 3D: Making Loans	☐	☐	☐
Proposal 3E: Margin Purchases and Short Selling	☐	☐	☐
Proposal 3F: Borrowing and Senior Securities	☐	☐	☐
Proposal 3G: Concentration	☐	☐	☐
Proposal 3H: Physical Commodities and Derivatives	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proposal.

	FOR	AGAINST	ABSTAIN
Proposal 6:To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO JAYHAWK CHINA FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BUFFALO JAYHAWK CHINA FUND

BUFFALO JAYHAWK CHINA FUND
The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                      (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                   (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                                 (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Investments in Real Estate	☐	☐	☐
Proposal 3B: Underwriting	☐	☐	☐
Proposal 3C: Making Loans	☐	☐	☐
Proposal 3D: Borrowing and Senior Securities	☐	☐	☐
Proposal 3E: Concentration	☐	☐	☐
Proposal 3F: Diversification	☐	☐	☐
Proposal 3G: Physical Commodities and Derivatives	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proposal.

	FOR	AGAINST	ABSTAIN
Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement and have the Proxy Card at hand.	1) Read the Combined Prospectus and Proxy Statement.
2) Call 1-888-221-0697.	2) Go to www.proxyweb.com	2) Check the appropriate boxes on the reverse side.
3) Follow the recorded instructions.	3) Follow the on-line directions.	3) Sign and date Proxy Card.
4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FORM OF PROXY

BUFFALO INTERNATIONAL FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BUFFALO INTERNATIONAL FUND

BUFFALO INTERNATIONAL FUND
The undersigned Shareholder(s) of the aforementioned Buffalo Fund (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time (the “Special Meeting”), at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus and Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this
proxy card of a copy of the Notice of Special Meeting
of Shareholders and the Combined Prospectus and
Proxy Statement.

    Dated                                      , 2008

Signature(s)                 (Sign in the Box)
Your signature(s) on this proxy card should be exactly
as your names appear on this proxy card.  If the
shares are held jointly, each holder should sign.  If
signing is by attorney, executor, administrator, trustee
or guardian, please print your full title below your
signature.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Fund recommends a vote “FOR” the following proposals:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

Proposal 2:    Election of the Board of Directors

(01)  Gene M. Betts                                      (04)  Phillip J. Kennedy
(02)  Thomas S. Case                                   (05)  Joseph C. Neuberger
(03)  J. Gary Gradinger                                 (06)  Grant P. Sarris

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.
	FOR ALL ☐	WITHOLD ALL ☐	FOR ALL EXCEPT* ☐
	FOR ALL	AGAINST ALL	ABSTAIN ALL
Proposal 3: To approve a uniform set of fundamental investment restrictions	☐	☐	☐
	Except as marked*	Except as marked*	Except as marked*
Proposal 3A: Diversification	☐	☐	☐
Proposal 3B: Concentration	☐	☐	☐
Proposal 3C: Borrowing and Senior Securities	☐	☐	☐
Proposal 3D: Underwriting	☐	☐	☐
Proposal 3E: Investments in Real Estate	☐	☐	☐
Proposal 3F: Physical Commodities and Derivatives	☐	☐	☐
Proposal 3G: Making Loans	☐	☐	☐
*Instructions: To vote for any particular sub-proposal, please mark the corresponding box “FOR” or “AGAINST” the particular sub-proposal.

	FOR	AGAINST	ABSTAIN
Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.